Fees Summary	Aug. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	44,890.53
Total Transaction Valuation	293,210,519.00
Total Offset Amount	0.00
Net Fee	$ 44,890.53